UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2008

LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2140 Lake Park Blvd. Richardson, Texas	75080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 497-5000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Change in Control Agreement

On December 11, 2008, Lennox International Inc. (the “Company”) entered into Change in Control Agreements (“CIC Agreements”) with the named executive officers and certain other executive officers of the Company, replacing any existing Change of Control Employment Agreements with the individuals. The CIC Agreements have a term that extends from December 11, 2008 until December 31, 2009 with automatic one year extensions thereafter. The CIC Agreements provide that upon a Change in Control (as defined therein) all equity awards shall immediately vest and become exercisable at the highest possible award level. In addition, if within two years after a Change in Control occurs (or within six months prior to a Change in Control) the named executive officer’s employment is terminated by the Company without Cause (as defined therein) or by the executive for Good Reason (as defined therein), the named executive officer will be entitled to a lump sum payment equal to (i) three times the named executive officer’s annual base salary, plus (ii) three times the named executive officer’s target short-term incentive bonus percentage multiplied by the named executive officer’s annual base salary, plus (iii) an amount equal to the named executive officer’s target short-term incentive bonus percentage multiplied by the named executive officer’s annual base salary prorated for any period consisting of less than twelve months, plus (iv) certain other specified benefits.

A copy of the form of CIC Agreement is filed as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Supplemental Executive Retirement Plan

On December 11, 2008, the Company amended and restated the Company’s Supplemental Executive Retirement Plan (the “SERP”). The amendment to the SERP was made to adjust the “offset” from the Company’s underlying qualified retirement plans.

A copy of the SERP is filed as Exhibit 10.2 and is incorporated herein by reference.

Amendment to Profit Sharing Restoration Plan

On December 11, 2008, the Company amended and restated the Company’s Profit Sharing Restoration Plan (the “PSRP”). The amendment to the PSRP was made to eliminate future contributions after the 2008 plan year.

A copy of the PRSP is filed as Exhibit 10.3 and is incorporated herein by reference.

Base Salaries, Short-Term Incentive Targets and Long-Term Incentive Awards

On December 11, 2008, the Company’s Compensation and Human Resources Committee approved salaries and established target short-term incentive percentages for the Company’s named executive officers (which officers were determined by reference to the Company’s Proxy Statement, dated April 15, 2008) for the 2009 fiscal year. The base salaries for the Company’s named executive officers for the 2009 fiscal year are identical to the base salaries established for fiscal year 2008. In addition, the target short-term incentive percentages for the Company’s named executive officers for the 2009 fiscal year are substantially similar to the target short-term incentive percentages established for fiscal year 2008.

The Company’s Compensation and Human Resources Committee also granted, under the Company’s Amended and Restated 1998 Incentive Plan, performance share units, restricted stock units and stock appreciation rights to the Company’s named executive officers. The form of the 2009 Long-Term Incentive Award Agreement for U.S. Employees is filed as Exhibit 10.4 to this current report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
10.1	Form of Change in Control Agreement entered into between Lennox International Inc. and certain executive officers of Lennox International Inc.

10.2	Lennox International Inc. Supplemental Executive Retirement Plan

10.3	Lennox International Inc. Profit Sharing Restoration Plan

10.4	Form of 2009 Long-Term Incentive Award Agreement for U.S. Employees of Lennox International Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.

Date: December 17, 2008

By: /s/ Kenneth C. Fernandez
Name: Kenneth C. Fernandez
Title: Associate General Counsel

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
10.1	Form of Change in Control Agreement entered into between Lennox International Inc. and certain executive officers of Lennox International Inc.

10.2	Lennox International Inc. Supplemental Executive Retirement Plan

10.3	Lennox International Inc. Profit Sharing Restoration Plan

10.4	Form of 2009 Long-Term Incentive Award Agreement for U.S. Employees of Lennox International Inc.

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